GO SOLAR USA, INC.

(A DEVELOPMENT STAGE COMPANY)
CONTENTS

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

FINANCIAL STATEMENTS

Balance Sheets as of January 31, 2010 and 2009	F-2

Statements of Operations for the years ended January 31, 2010 and 2009, and the period from Inception, June 12, 2007, to January 31, 2010	F-3

Statements of Changes in Stockholders’ Deficit for the period from June 12, 2007 (inception) to January 31, 2010.	F-4

Statements of Cash Flows for the years ended January 31, 2010 and 2009, and the period from Inception, June 12, 2007, to January 31, 2010	F-5

NOTES TO FINANCIAL STATEMENTS	F-6 – F-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Go Solar USA, Inc.
New Orleans, Louisiana

We have audited the accompanying balance sheets of Go Solar USA, Inc. as of January 31, 2010 and 2009 and the related statements of operations, stockholders' deficit and cash flows for the years then ended and for the period from Inception, June 12, 2007 through January 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Go Solar USA, Inc. as of January 31, 2010 and 2009 and the results of its operations and cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC

www.mkacpas.com
Houston, Texas

February 16, 2010

GO SOLAR USA, INC

(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS (AUDITED)

	January 31, 2010	January 31, 2009

ASSETS

CURRENT ASSETS
Cash	$200	$-
Total Current Assets	200	-

TOTAL ASSETS	$200	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Notes Payable	$500,200	$500,000
Accrued Interest	141,349	80,557
Total Current Liabilities	641,549	580,557

TOTAL LIABILITIES	$641,549	$580,557

STOCKHOLDERS' DEFICIT
Common Stock, no par value, 1 million shares authorized; 1,000,000 and 1,000,000 shares issued and outstanding, respectively	-	-
Additional Paid In Captial	(500,000)	(500,000)
Accumulated Deficit from the Development Stage	(141,349)	(80,557)

TOTAL STOCKHOLDERS' DEFICIT	(641,349)	(580,557)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$200	$-

The accompanying notes are an integral part of these financial statements.

GO SOLAR USA, INC

(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS (AUDITED)

			Period from Inception
	Year Ended	Year Ended	June 12, 2007 to
	January 31, 2010	January 31, 2009	January 31, 2010

REVENUES	$-	$-	$-

COST OF REVENUES	-	-	-

GROSS PROFIT	-	-	-

EXPENSES
Interest expense	60,792	55,030	141,349

NET LOSS	$(60,792)	$(55,030)	$(141,349)

NET LOSS PER SHARE:

Common Stock:
Basic and Diluted Net Loss Per Share	$(0.06)	$(0.06)

Denominator for Basic and Diluted Net Loss Per Share
Weighted Average Number of Common Shares Outstanding	1,000,000	1,000,000

The accompanying notes are an integral part of these consolidated financial statements.

GO SOLAR USA, INC

(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT (AUDITED)

			Additional		Total
	Common Stock		Paid-In	Accumulated	Stockholders'
	Shares	Amount	Capital	Defecit	Deficit
INCEPTION — June 12, 2007	—	-	-	-	-

Issuance of Founders Shares	1,000,000	-	-	-	-
Funds Distributed to Founders	-	-	(500,000)	-	(500,000)
Net Loss	—	—	—	(25,527)	(25,527)

BALANCE — January 31, 2008	1,000,000	-	(500,000)	(25,527)	(525,527)

Net loss	—	—	—	(55,030)	(55,030)
					.
BALANCE — January 31, 2009	1,000,000	-	(500,000)	(80,557)	(580,557)

Net loss	—	—	—	(60,792)	(60,792)
					.
BALANCE — January 31, 2010	1,000,000	$—	$(500,000)	$(141,349)	$(641,349)

The accompanying notes are an integral part of these consolidated financial statements.

GO SOLAR USA, INC

(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS (AUDITED)

			Period from Inception
	Year Ended	Year Ended	June 12, 2007 to
	January 31, 2010	January 31, 2009	January 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(60,792)	$(55,030)	$(141,349)

Changes in operating assets and liabilities:
Accrued Interest on Notes Payable	60,792	55,030	141,349

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Note Proceeds	200	-	500,200
Funds Distributed to Founders	-	-	(500,000)
NET CASH PROVIDED BY FINANCING ACTIVITIES	200	-	200

NET INCREASE IN CASH	200	-	200

CASH, Beginning of Year	-	-	-

CASH, End of Year	$200	$-	$200

The accompanying notes are an integral part of these consolidated financial statements.

GO SOLAR USA, INC.

(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF COMPANY

In a Breeze Technologies, Inc. ("IBTI"), was incorporated in Wyoming on June 12, 2007. On November 30, 2009, IBTI changed its name to Go Solar USA, Inc. ("GUSA").

Since its inception, GUSA has focused on the development of American designed and manufactured solar power solutions.  To date, GUSA has not generated revenues or earnings as a result of its activities.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

NOTE 2 –GOING CONCERN AND MANAGEMENT PLANS

The Company sustained a substantial operating loss of approximately $141,000 for the Period from Inception, June 12, 2007 through January 31, 2010, and as of January 31, 2010, had an accumulated deficit of approximately $141,000.

These factors raise a substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company does not have the resources at this time to repay its credit and debt obligations, make any payments in the form of dividends to its shareholders or fully implement its business plan. Without additional capital, the Company will not be able to remain in business.

In addition to operational expenses, as the Company executes its business plan, it is incurring expenses related to complying with its public reporting requirements.  In order to finance these expenditures, the Company has raised capital in the form of debt which will have to be repaid, as discussed in detail below.  The Company has depended on shareholder loans for much of its operating capital.  The Company will need to raise capital in the next twelve months in order to remain in business.

Management anticipates that significant dilution will occur as the result of any future sales of the Company’s common stock and this will reduce the value of its outstanding shares. The Company cannot project the future level of dilution that will be experienced by investors as a result of its future financings, but it will significantly affect the value of its shares.

Management has plans to address the Company’s financial situation as follows:

In the near term, management plans to continue to focus on raising the funds necessary to fully implement the Company’s business plan.  Management believes that certain shareholders will continue to advance the capital required to meet the Company’s financial obligations.  There is no assurance, however, that these shareholders will continue to advance capital to the Company or that the new business operations will be profitable.  The possibility of failure in obtaining additional funding and the potential inability to achieve profitability raise doubts about the Company’s ability to continue as a going concern.

In the long term, management believes that the Company’s projects and initiatives will be successful and will provide significant profit to the Company which will be used to finance the Company’s future growth.  However, there can be no assurances that the Company’s planned activities will be successful, or that the Company will ultimately attain profitability.  The Company’s long term viability depends on its ability to obtain adequate sources of debt or equity funding to meet current commitments and fund the continuation of its business operations and the ability of the Company to ultimately achieve adequate profitability and cash flows from operations to sustain its operations.

GO SOLAR USA, INC.

(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION – The Company’s financial statements are presented in accordance with accounting principles generally accepted (GAAP) in the United States.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the result of operations for the periods presented have been reflected herein. The accompanying financial statements have been prepared solely from the accounts of Go Solar USA, Inc.

DEVELOPMENT STAGE COMPANY – The Company is considered to be in the development stage as defined in ASC 915, “Accounting and Reporting by Development Stage Enterprises”. The Company has devoted substantially all of its efforts to the corporate formation, the raising of capital and attempting to generate customers for the sales of the Company’s products.

USE OF ESTIMATES – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ.

CASH AND CASH EQUIVALENTS –The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.  The Company maintains cash and cash equivalent balances at one financial institution that is insured by the FDIC.

FIXED ASSETS – Although the Company does not have any fixed assets at this point, any fixed assets acquired in the future will be stated at cost, less accumulated depreciation. Depreciation will be provided using the straight-line method over the estimated useful lives of the related assets. Costs of maintenance and repairs will be charged to expense as incurred.

RECOVERABILITY OF LONG-LIVED ASSETS – Although the Company does not have any long-lived assets at this point, for any long-lived assets acquired in the future the Company will review their recoverability on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

FAIR VALUE OF FINANCIAL INSTRUMENTS – The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

INCOME TAXES – The Company accounts for income taxes utilizing the liability method of accounting.  Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse.  Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

REVENUE RECOGNITION – The Company will generate revenue from the sales in accordance with Staff Accounting Bulletin 101. The criteria for recognition are as follows:

1.	Persuasive evidence of an arrangement exists;
2.	Delivery has occurred or services have been rendered;
3.	The seller’s price to the buyer is fixed or determinable, and
4.	Collectable is reasonably assured.

GO SOLAR USA, INC.

(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

RECENTLY ADOPTED AND RECENTLY ENACTED ACCOUNTING PRONOUNCEMENTS

In April 2008, the FASB issued ASC 350-10, "Determination of the Useful Life of Intangible Assets." ASC 350-10 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under ASC 350-10, "Goodwill and Other Intangible Assets." ASC No. 350-10 is effective for fiscal years beginning after December 15, 2008. The adoption of this ASC did not have a material impact on our consolidated financial statements.

In April 2009, the FASB issued ASC 805-10, "Accounting for Assets Acquired and Liabilities assumed in a Business Combination That Arise from Contingencies—an amendment of FASB Statement No. 141 (Revised December 2007), Business Combinations". ASC 805-10 addresses application issues raised by preparers, auditors and members of the legal profession on initial recognition and measurement, subsequent measurement and accounting and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805-10 is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. ASC 805-10 will have an impact on our accounting for any future acquisitions and its consolidated financial statements.

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events", which is included in ASC Topic 855, Subsequent Events. ASC Topic 855 established principles and requirements for evaluating and reporting subsequent events and distinguishes which subsequent events should be recognized in the financial statements versus which subsequent events should be disclosed in the financial statements. ASC Topic 855 also requires disclosure of the date through which subsequent events are evaluated by management. ASC Topic 855 was effective for interim periods ending after June 15, 2009 and applies prospectively. Because ASC Topic 855 impacts the disclosure requirements, and not the accounting treatment for subsequent events, the adoption of ASC Topic 855 did not impact our consolidated results of operations or financial condition. See Note 10 for disclosures regarding our subsequent events.

Effective July 1, 2009, we adopted the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 105-10, Generally Accepted Accounting Principles—Overall ("ASC 105-10"). ASC 105-10 establishes the FASB Accounting Standards Codification (the "Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification is non-authoritative. The FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates ("ASUs"). The FASB will not consider ASUs as authoritative in their own right. ASUs will serve only to update the Codification, provide background information about the guidance and provide the bases for conclusions on the change(s) in the Codification. References made to FASB guidance throughout these consolidated financials have been updated for the Codification.

In August 2009, the FASB issued ASU No. 2009-05, Measuring Liabilities at Fair Value, which provides additional guidance on how companies should measure liabilities at fair value under ASC 820. The ASU clarifies that the quoted price for an identical liability should be used. However, if such information is not available, an entity may use the quoted price of an identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities traded as assets, or another valuation technique (such as the market or income approach). The ASU also indicates that the fair value of a liability is not adjusted to reflect the impact of contractual restrictions that prevent its transfer and indicates circumstances in which quoted prices for an identical liability or quoted price for an identical liability traded as an asset may be considered level 1 fair value measurements. This ASU is effective October 1, 2009. We are currently evaluating the impact of this standard, but would not expect it to have a material impact on the our consolidated results of operations or financial condition.

GO SOLAR USA, INC.

(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 4 – NOTES PAYABLE TO STOCKHOLDERS

In July, 2007, the predecessor to GUSA signed a promissory note with a stockholder in the amount of $500,000.  This note has been extended for additional one-year terms on each anniversary date.  The note bears 10% interest, is payable on demand and has no collateral.  As of January 31, 2010, the principal balance was $500,000 and accrued interest was $141,349.

NOTE 5 – ADVANCES FROM THIRD PARTIES

As of January 31, 2010, the Company had received net, non-interest bearing advances from certain third parties totaling $200.  These advances are not collateralized and are due on demand.  Interest was not imputed on these advances due to immateriality.

NOTE 6 – INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities.  Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return.  Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

As of January 31, 2010, there is no provision for income taxes, current or deferred.

Deferred tax assets:	2010	2009

Net operating loss carry-forwards	$49,472	$28,195
Valuation allowance	(49,472)	(28,195)
Net deferred tax asset	$—	$—

At January 31, 2010 and 2009, the Company had net operating loss carry forwards in the amount of $141,349 and $80,557 respectively, available to offset future taxable income through 2030.  The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

NOTE 7 – STOCKHOLDERS’ DEFICIT

During the year ended January 31, 2007, the Company issued 1,000,000 shares of its common stock to two entities for services rendered during the formation of the Company.  As such these issuances are considered founders shares and are carried on the books of the Company with a zero value.

Additionally, during the year ended January 31, 2007 the Company distributed $500,000 to its founders for services rendered during the formation of the Company.

The Company has authorized capital consisting of 1,000,000 shares of common stock, of which 1,000,000 shares of common stock were outstanding on January 31, 2010.

GO SOLAR USA, INC.

(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 8 – SUBSEQUENT EVENTS

On February 10, 2010, Go Solar USA, Inc. (“GUSA”) entered into an Agreement of Merger and Plan of Reorganization with Fresca Worldwide Trading Corp., a Publically-Held Nevada Corporation.  Upon closing of the transaction contemplated under the Merger Agreement GUSA merged with and into the Company.  The merged company immediately affected a name change and will thereinafter be known as Go Solar USA, Inc.  The former shareholders of GUSA are now the majority shareholders in the merged entity.